UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 20, 2015

ARABELLA EXPLORATION, INC.

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands

(State or Other Jurisdiction of Incorporation)

000-54293	98-1162608
(Commission File Number)	(IRS Employer Identification No.)

509 Pecan Street, Suite 200, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

432 897-4755

(Registrant’s Telephone Number, Including Area Code)

509 Pecan Street, Suite 200
Fort Worth, Texas 76102

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Arabella Exploration, Inc. intends to use the attached presentation in meetings with investors commencing on April 21, 2015. The materials attached as Exhibit 99.1 are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Exhibit Name
99.1	Presentation dated April 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2015

ARABELLA EXPLORATION, INC.

By:	/s/ Jason Hoisager
Name:	Jason Hoisager
Title:	Chief Executive Officer

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